Consent of Attorney

Jeffrey H. Mackay
Attorney At Law
4871 Narragansett Avenue
San Diego, California 92107
jeffesq@jurisnexus.com

Blackhawk Mountain Productions, Inc.
1835A S. Centre City Pkwy, Suite 415
Escondido, California 92025

RE: Form SB-1 of Blackhawk Mountain Productions, Inc. filed with the Securities and
Exchange Commission on or about May 5, 2002 (“Form SB-1”).

Gentlemen,

The undersigned hereby consents to the use of its name in the Form SB-1 and the use of my opinion of legality filed as an exhibit to the form SB-1 Registration.

Sincerely,

/S/ Jeffrey H. Mackay
Jeffrey H. Mackay, Esq.
April 30, 2002